Item 12(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: ROYCE MICRO-CAP TRUST, INC.

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date: February 27, 2012

/s/Charles M. Royce
Charles M. Royce
President

Item 12(b):

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: ROYCE MICRO-CAP TRUST, INC.

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date: February 27, 2012

/s/John D. Diederich
John D. Diederich
Chief Financial Officer